Proxy Voting Results
December 28, 2001

A Special Meeting of shareholders of  the North American Funds
Variable Product Series I ("NAF I")
Was held on December 28, 2001. Shareholder voted on proposals to approve the following:

1. All Funds: To approve the investment advisory agreement between VALIC and
    NAFV I with respect to the Funds.


2. AG Nasdaq-100 Index Fund: To approve the Investment Sub-Advisory Agreement between VALIC and American General Investment Management, L.P. as sub-adviser.

3. Founders Large Cap Growth, AG Growth & Income Fund and AG1 Money Market Fund: To approve the Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp. as sub-adviser.

4. AG Stock Index Fund, AG Mid Cap Index Fund, AG Small Cap Index Fund,
AG Nasdaq-100 Index Fund, International Equities Fund, Social Awareness, AG Asset Allocation Fund, AG Capital Conservation Fund, AG Government Securities Fund, AG International Government Bond Fund: To approve the Investment Sub-Advisory Agreement between VALIC and AIG Global
Investment Corp. as sub-adviser.

5. All Funds: To approve amended fundamental investment restrictions generally to: (a)delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental;

6. AG Stock Index Fund, AG Mid Cap Index Fund, AG Small Cap Index Fund, International Equities Fund, Social Awareness, AG Asset Allocation Fund, AG Capital Conservation Fund, AG Government Securities Fund, AG International Government Bond Fund, AG1 Money Market Fund: to approve an arrangement to permit VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

8. All Funds: To elect the following as directors: Robert P. Condon,
Dr. Judith, L. Craven, William F. Devin, Dr. Timothy J. Ebner,
Judge Gustavo E. Gonzales, Jr., Dr. Norman Hackerman, Peter A. Harbeck, Dr. John Wm. Lancaster, Kenneth J. Lavery, Ben H. Love,
Dr. John E. Maupin, Jr., Dr. F. Robert Paulsen.


  Variable Product Series I: Stock Index Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative                 107,365,412.759
    Against                     2,276,194.721
    Abstain                     5,728,423.383
    Total Shares Voted          115,370,030.863

    4. To approve the Investment Sub-Advisory
Agreement between VALIC
       and AIG Global Investment Corp. as sub-
adviser.

    Affirmative         106,163,679.846
    Against               3,406,949.519
    Abstain               5,799,401.498
    Total Shares Voted               115,370,030.863

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative         100,695,917.471
    Against               6,191,004.891
    Abstain               8,483,108.501
    Total Shares Voted 115,370,030.863

	    5.2 Commodities

    Affirmative         100,717,945.163
    Against               6,195,899.933
    Abstain               8,456,185.767
    Total Shares Voted               115,370,030.863

	    5.3 Concentration

    Affirmative         101,913,559.271
    Against               4,541,375.598
    Abstain               8,915,095.994
    Total Shares Voted               115,370,030.863


	     5.4 Diversification

    Affirmative         104,611,951.402
    Against               2,502,590.433
    Abstain               8,255,489.028
    Total Shares Voted               115,370,030.863

	    5.5 Issuance Of Senior Securities

    Affirmative         102,732,255.115
    Against               4,229,316.644
    Abstain               8,408,459.104
    Total Shares Voted               115,370,030.863
	    5.6 Loans

    Affirmative          99,162,545.436
    Against               5,444,510.923
    Abstain              10,762,974.504
    Total Shares Voted               115,370,030.863
	    5.7 Real Estate

    Affirmative          99,167,440.478
    Against               4,690,674.391
    Abstain              11,511,915.994
    Total Shares Voted               115,370,030.863

	    5.8 Underwriting

    Affirmative         100,620,044.314
    Against               4,432,460.904
    Abstain              10,317,525.645
    Total Shares Voted               115,370,030.863

    6. To approve an arrangement to permit VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

    Affirmative         102,027,369.007
    Against               7,570,183.091
    Abstain               5,772,478.765
    Total Shares Voted               115,370,030.863


     8. To Elect The Following As Directors:

				Robert P. Condon

    Affirmative         111,722,000.505
    Withhold              3,648,030.358
    Total Shares Voted               115,370,030.863

				Dr. Judith L. Craven

    Affirmative         111,440,535.567
    Withhold              3,929,495.296
    Total Shares Voted               115,370,030.863

				William F. Devin

    Affirmative         111,619,204.615
    Withhold              3,750,826.248
    Total Shares Voted               115,370,030.863

				Dr. Timothy J. Ebner

    Affirmative         111,562,911.627
    Withhold              3,807,119.236
    Total Shares Voted               115,370,030.863

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative         111,494,381.033
    Withhold              3,875,649.830
    Total Shares Voted               115,370,030.863

				Dr. Norman Hackerman

    Affirmative         111,524,975.048
    Withhold              3,845,055.815
    Total Shares Voted               115,370,030.863

				Peter A. Harbeck

    Affirmative         111,666,931.278
    Withhold              3,703,099.585
    Total Shares Voted               115,370,030.863


				 Dr. John Wm.
Lancaster

    Affirmative         111,534,765.133
    Withhold              3,835,265.730
    Total Shares Voted               115,370,030.863

				Kenneth J. Lavery

    Affirmative         111,572,701.712
    Withhold              3,797,329.151
    Total Shares Voted               115,370,030.863

				Ben H. Love

    Affirmative         111,586,163.078
    Withhold              3,783,867.785
    Total Shares Voted               115,370,030.863

				Dr. John E. Maupin,
Jr.

    Affirmative         111,806,439.987
    Withhold              3,563,590.876
    Total Shares Voted               115,370,030.863

				Dr. F. Robert Paulsen

    Affirmative         111,640,008.545
    Withhold              3,730,022.318
    Total Shares Voted               115,370,030.863


 Variable Product Series I: Mid Cap Index Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative          46,172,501.868
    Against                 825,439.516
    Abstain               1,734,256.762
    Total Shares Voted                48,732,198.146

    4. To Approve The Investment Sub-Advisory
Agreement Between Valic
       And Aig Global Investment Corp. As Sub-
Adviser.

    Affirmative          46,606,066.058
    Against               1,101,628.244
    Abstain               1,024,503.844
    Total Shares Voted                48,732,198.146

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative          42,452,812.933
    Against               3,017,231.567
    Abstain               3,262,153.646
    Total Shares Voted                48,732,198.146

	    5.2 Commodities

    Affirmative          42,929,629.321
    Against               3,193,367.019
    Abstain               2,609,201.806
    Total Shares Voted                48,732,198.146

	    5.3 Concentration

    Affirmative          43,493,992.324
    Against               1,728,524.543
    Abstain               3,509,681.279
    Total Shares Voted                48,732,198.146


	     5.4 Diversification

    Affirmative          44,414,274.007
    Against               1,314,241.453
    Abstain               3,003,682.686
    Total Shares Voted                48,732,198.146

	    5.5 Issuance Of Senior Securities

    Affirmative          41,992,150.981
    Against               3,328,855.829
    Abstain               3,411,191.336
    Total Shares Voted                48,732,198.146

	    5.6 Loans

    Affirmative          42,196,426.417
    Against               3,161,058.149
    Abstain               3,374,713.580
    Total Shares Voted                48,732,198.146

	    5.7 Real Estate

    Affirmative          43,490,344.548
    Against               2,477,881.883
    Abstain               2,763,971.715
    Total Shares Voted     48,732,198.146

	    5.8 Underwriting

    Affirmative          44,284,517.417
    Against               1,391,365.852
    Abstain               3,056,314.877
    Total Shares Voted                48,732,198.146

    6. To Approve An Arrangement To Permit Valic To
Terminate, Replace
       Or Add Sub-Advisers Or Modify Sub-Advisory
Agreements Without
       Shareholder Approval.

    Affirmative          42,388,716.304
    Against               4,928,144.893
    Abstain               1,415,336.949
    Total Shares Voted                48,732,198.146


		      8. To Elect The Following As
Directors:

				Robert P. Condon

    Affirmative          47,680,596.540
    Withhold              1,051,601.606
    Total Shares Voted                48,732,198.146

				Dr. Judith L. Craven

    Affirmative          47,733,228.731
    Withhold                998,969.415
    Total Shares Voted                48,732,198.146

				William F. Devin

    Affirmative          47,654,540.999
    Withhold              1,077,657.147
    Total Shares Voted                48,732,198.146

				Dr. Timothy J. Ebner

    Affirmative          47,680,596.540
    Withhold              1,051,601.606
    Total Shares Voted                48,732,198.146

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative          47,733,228.731
    Withhold                998,969.415
    Total Shares Voted                48,732,198.146

				Dr. Norman Hackerman

    Affirmative          47,694,145.421
    Withhold              1,038,052.725
    Total Shares Voted                48,732,198.146

				Peter A. Harbeck

    Affirmative          47,667,568.770
    Withhold              1,064,629.376
    Total Shares Voted                48,732,198.146


					Dr. John Wm. Lancaster

    Affirmative          47,694,145.421
    Withhold              1,038,052.725
    Total Shares Voted                48,732,198.146

				Kenneth J. Lavery

    Affirmative          47,680,075.429
    Withhold              1,052,122.717
    Total Shares Voted                48,732,198.146

				Ben H. Love

    Affirmative          47,642,034.340
    Withhold              1,090,163.806
    Total Shares Voted                48,732,198.146

				Dr. John E. Maupin,
Jr.

    Affirmative          47,680,596.540
    Withhold              1,051,601.606
    Total Shares Voted                48,732,198.146

				Dr. F. Robert Paulsen

    Affirmative          47,642,034.340
    Withhold              1,090,163.806
    Total Shares Voted                48,732,198.146

Variable Product Series I: Small Cap Index Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative          14,205,951.477
    Against                 294,678.927
    Abstain               1,281,101.253
    Total Shares Voted                15,781,731.657

    4. To approve the Investment Sub-Advisory
Agreement between VALIC
       and AIG Global Investment Corp. as sub-
adviser.

    Affirmative          15,423,296.791
    Against                 113,153.973
    Abstain                 245,280.893
    Total Shares Voted                15,781,731.657

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative          12,059,615.460
    Against               1,866,185.922
    Abstain               1,855,930.275
    Total Shares Voted                15,781,731.657

	    5.2 Commodities

    Affirmative          12,207,296.778
    Against               1,254,436.571
    Abstain               2,319,998.308
    Total Shares Voted                15,781,731.657

	    5.3 Concentration

    Affirmative          13,016,980.119
    Against                 556,881.639
    Abstain               2,207,869.899
    Total Shares Voted                15,781,731.657



	    5.4 Diversification

    Affirmative          13,822,903.057
    Against                 102,385.543
    Abstain               1,856,443.057
    Total Shares Voted                15,781,731.657

	    5.5 Issuance Of Senior Securities

    Affirmative          12,151,574.429
    Against               1,774,226.953
    Abstain               1,855,930.275
    Total Shares Voted                15,781,731.657

	    5.6 Loans

    Affirmative          12,055,513.201
    Against               1,779,696.631
    Abstain               1,946,521.825
    Total Shares Voted                15,781,731.657

	    5.7 Real Estate

    Affirmative          12,919,893.326
    Against               1,162,477.602
    Abstain               1,699,360.729
    Total Shares Voted                15,781,731.657

	    5.8 Underwriting

    Affirmative          13,423,958.383
    Against                 658,412.545
    Abstain               1,699,360.729
    Total Shares Voted                15,781,731.657

    6. To Approve An Arrangement To Permit Valic To
Terminate, Replace
       Or Add Sub-Advisers Or Modify Sub-Advisory
Agreements Without
       Shareholder Approval.

    Affirmative          12,698,029.494
    Against               1,966,691.264
    Abstain               1,117,010.899
    Total Shares Voted                15,781,731.657



    8. To Elect The Following As Directors:

				Robert P. Condon

    Affirmative          15,594,224.242
    Withhold                187,507.415
    Total Shares Voted                15,781,731.657

				Dr. Judith L. Craven

    Affirmative          15,593,882.388
    Withhold                187,849.269
    Total Shares Voted                15,781,731.657

				William F. Devin

    Affirmative          15,594,224.242
    Withhold                187,507.415
    Total Shares Voted                15,781,731.657

				Dr. Timothy J. Ebner

    Affirmative          15,594,224.242
    Withhold                187,507.415
    Total Shares Voted                15,781,731.657

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative          15,594,224.242
    Withhold                187,507.415
    Total Shares Voted                15,781,731.657

				Dr. Norman Hackerman

    Affirmative          15,611,316.988
    Withhold                170,414.669
    Total Shares Voted                15,781,731.657

				Peter A. Harbeck

    Affirmative          15,611,316.988
    Withhold                170,414.669
    Total Shares Voted                15,781,731.657



				Dr. John Wm.
Lancaster

    Affirmative          15,611,316.988
    Withhold                170,414.669
    Total Shares Voted                15,781,731.657

				Kenneth J. Lavery

    Affirmative          15,611,316.988
    Withhold                170,414.669
    Total Shares Voted                15,781,731.657

				Ben H. Love

    Affirmative          15,611,316.988
    Withhold                170,414.669
    Total Shares Voted                15,781,731.657

				Dr. John E. Maupin,
Jr.

    Affirmative          15,611,316.988
    Withhold                170,414.669
    Total Shares Voted                15,781,731.657

				Dr. F. Robert Paulsen

    Affirmative          15,611,316.988
    Withhold                170,414.669
    Total Shares Voted                15,781,731.657

Variable Product Series I: Nasdaq-100 Index Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative           4,068,979.546
    Against                  41,310.841
    Abstain                     276.635
    Total Shares Voted                 4,110,567.022

    2. To approve the Investment Sub-Advisory
Agreement between VALIC
       and American General Investment Management,
L.P. as sub-adviser.

    Affirmative           4,068,841.229
    Against                  41,449.158
    Abstain                     276.635
    Total Shares Voted                 4,110,567.022

    4. To approve the Investment Sub-Advisory
Agreement between VALIC
       and AIG Global Investment Corp. as sub-
adviser.

    Affirmative           4,057,545.296
    Against                  41,495.264
    Abstain                  11,526.462
    Total Shares Voted                 4,110,567.022

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative           4,028,867.457
    Against                  80,316.390
    Abstain                   1,383.175
    Total Shares Voted                 4,110,567.022

	    5.2 Commodities

    Affirmative           4,029,789.574
    Against                  79,302.061
    Abstain                   1,475.387
    Total Shares Voted                 4,110,567.022



	    5.3 Concentration

    Affirmative           4,029,097.987
    Against                  79,486.484
    Abstain                   1,982.551
    Total Shares Voted                 4,110,567.022

	    5.4 Diversification

    Affirmative           4,068,241.853
    Against                  41,587.476
    Abstain                     737.693
    Total Shares Voted                 4,110,567.022

	    5.5 Issuance Of Senior Securities

    Affirmative           4,068,241.853
    Against                  41,587.476
    Abstain                     737.693
    Total Shares Voted                 4,110,567.022

	    5.6 Loans

    Affirmative           4,028,913.564
    Against                  80,085.860
    Abstain                   1,567.598
    Total Shares Voted                 4,110,567.022

	    5.7 Real Estate

    Affirmative           4,067,458.054
    Against                  42,371.275
    Abstain                     737.693
    Total Shares Voted                 4,110,567.022

	    5.8 Underwriting

    Affirmative           4,028,406.399
    Against                  80,731.342
    Abstain                   1,429.281
    Total Shares Voted                 4,110,567.022



    8. To Elect The Following As Directors:

				Robert P. Condon

    Affirmative           4,068,057.429
    Withhold                 42,509.593
    Total Shares Voted                 4,110,567.022

				Dr. Judith L. Craven

    Affirmative           4,068,057.429
    Withhold                 42,509.593
    Total Shares Voted                 4,110,567.022

				William F. Devin

    Affirmative           4,067,826.900
    Withhold                 42,740.122
    Total Shares Voted                 4,110,567.022

				Dr. Timothy J. Ebner

    Affirmative           4,068,057.429
    Withhold                 42,509.593
    Total Shares Voted                 4,110,567.022

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative           4,068,057.429
    Withhold                 42,509.593
    Total Shares Voted                 4,110,567.022

				Dr. Norman Hackerman

    Affirmative           4,068,057.429
    Withhold                 42,509.593
    Total Shares Voted                 4,110,567.022

				Peter A. Harbeck

    Affirmative           4,068,057.429
    Withhold                 42,509.593
    Total Shares Voted                 4,110,567.022



				Dr. John Wm.
Lancaster

    Affirmative           4,068,057.429
    Withhold                 42,509.593
    Total Shares Voted                 4,110,567.022

				Kenneth J. Lavery

    Affirmative           4,067,826.900
    Withhold                 42,740.122
    Total Shares Voted                 4,110,567.022

				Ben H. Love

    Affirmative           4,068,057.429
    Withhold                 42,509.593
    Total Shares Voted                 4,110,567.022

				Dr. John E. Maupin,
Jr.

    Affirmative           4,068,057.429
    Withhold                 42,509.593
    Total Shares Voted                 4,110,567.022

				Dr. F. Robert Paulsen

    Affirmative           4,068,057.429
    Withhold                 42,509.593
    Total Shares Voted                 4,110,567.022

Variable Product Series I: Small Cap Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative          66,949,203.087
    Against               2,118,109.437
    Abstain               2,180,497.387
    Total Shares Voted                71,247,809.911

    5. To Approve Amended Fundamental Investment
Restrictions Generally To:
       (A) Delete Restrictions That Are No Longer
Required To Be Fundamental
       Due To Changes In Laws Or Which Otherwise Need
Not Be Fundamental;
       And (B) To Standardize The Language Of Those
Restrictions That Are
       Still Required To Be Fundamental.

	     5.1 Borrowing

    Affirmative          62,753,035.737
    Against               5,763,568.333
    Abstain               2,731,205.841
    Total Shares Voted                71,247,809.911

	    5.2 Commodities

    Affirmative          63,508,623.139
    Against               5,413,887.721
    Abstain               2,325,299.051
    Total Shares Voted                71,247,809.911

	    5.3 Concentration

    Affirmative          63,530,959.566
    Against               4,827,749.073
    Abstain               2,889,101.272
    Total Shares Voted                71,247,809.911

	    5.4 Diversification

    Affirmative          64,250,346.553
    Against               3,807,975.657
    Abstain               3,189,487.701
    Total Shares Voted                71,247,809.911



	    5.5 Issuance Of Senior Securities

    Affirmative          63,668,829.235
    Against               4,551,239.514
    Abstain               3,027,741.162
    Total Shares Voted                71,247,809.911

	    5.6 Loans

    Affirmative          63,588,726.187
    Against               5,034,938.687
    Abstain               2,624,145.037
    Total Shares Voted                71,247,809.911

	    5.7 Real Estate

    Affirmative          64,274,993.645
    Against               4,092,187.432
    Abstain               2,880,628.834
    Total Shares Voted                71,247,809.911

	    5.8 Underwriting

    Affirmative          64,044,697.383
    Against               3,741,736.598
    Abstain               3,461,375.930
    Total Shares Voted                71,247,809.911

    8. To Elect The Following As Directors:

				Robert P. Condon

    Affirmative          68,377,193.958
    Withhold              2,870,615.953
    Total Shares Voted                71,247,809.911

				Dr. Judith L. Craven

    Affirmative          68,419,556.147
    Withhold              2,828,253.764
    Total Shares Voted                71,247,809.911



				William F. Devin

    Affirmative          68,351,006.423
    Withhold              2,896,803.488
    Total Shares Voted                71,247,809.911

				Dr. Timothy J. Ebner

    Affirmative          68,241,634.954
    Withhold              3,006,174.957
    Total Shares Voted                71,247,809.911

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative          68,241,634.954
    Withhold              3,006,174.957
    Total Shares Voted                71,247,809.911

				Dr. Norman Hackerman

    Affirmative          68,351,006.423
    Withhold              2,896,803.488
    Total Shares Voted                71,247,809.911

				Peter A. Harbeck

    Affirmative          68,419,556.147
    Withhold              2,828,253.764
    Total Shares Voted                71,247,809.911

				Dr. John Wm.
Lancaster

    Affirmative          68,351,006.423
    Withhold              2,896,803.488
    Total Shares Voted                71,247,809.911

				Kenneth J. Lavery

    Affirmative          68,419,556.147
    Withhold              2,828,253.764
    Total Shares Voted                71,247,809.911



				Ben H. Love

    Affirmative          68,351,006.423
    Withhold              2,896,803.488
    Total Shares Voted                71,247,809.911

				Dr. John E. Maupin,
Jr.

    Affirmative          68,419,556.147
    Withhold              2,828,253.764
    Total Shares Voted                71,247,809.911

				Dr. F. Robert Paulsen

    Affirmative          68,351,006.423
    Withhold              2,896,803.488
    Total Shares Voted                71,247,809.911

Variable Product Series I: International Equities
Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative          11,603,506.856
    Against                 244,747.927
    Abstain                 116,805.758
    Total Shares Voted                11,965,060.541

    4. To approve the Investment Sub-Advisory
Agreement between VALIC
       and AIG Global Investment Corp. as sub-
adviser.

    Affirmative          11,603,506.856
    Against                 244,747.927
    Abstain                 116,805.758
    Total Shares Voted                11,965,060.541

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative          10,484,677.263
    Against               1,117,184.440
    Abstain                 363,198.838
    Total Shares Voted                11,965,060.541

	    5.2 Commodities

    Affirmative          10,538,840.714
    Against               1,063,020.989
    Abstain                 363,198.838
    Total Shares Voted                11,965,060.541

	    5.3 Concentration

    Affirmative          10,498,344.676
    Against               1,103,517.027
    Abstain                 363,198.838
    Total Shares Voted                11,965,060.541



	    5.4 Diversification

    Affirmative          10,777,261.136
    Against                 895,215.533
    Abstain                 292,583.872
    Total Shares Voted                11,965,060.541

	    5.5 Issuance Of Senior Securities

    Affirmative          10,430,640.363
    Against               1,200,960.618
    Abstain                 333,459.560
    Total Shares Voted                11,965,060.541

	    5.6 Loans

    Affirmative          10,458,228.289
    Against               1,173,372.692
    Abstain                 333,459.560
    Total Shares Voted                11,965,060.541

	    5.7 Real Estate

    Affirmative          10,575,666.798
    Against               1,028,852.458
    Abstain                 360,541.285
    Total Shares Voted                11,965,060.541

	    5.8 Underwriting

    Affirmative          10,488,600.317
    Against               1,139,077.610
    Abstain                 337,382.614
    Total Shares Voted                11,965,060.541

    6. To Approve An Arrangement To Permit VALIC To
Terminate, Replace
       Or Add Sub-Advisers Or Modify Sub-Advisory
Agreements Without
       Shareholder Approval.

    Affirmative          10,312,442.553
    Against               1,319,031.878
    Abstain                 333,586.110
    Total Shares Voted                11,965,060.541



    8. To Elect The Following As Directors:

				Robert P. Condon

    Affirmative          11,744,610.236
    Withhold                220,450.305
    Total Shares Voted                11,965,060.541

				Dr. Judith L. Craven

    Affirmative          11,744,610.236
    Withhold                220,450.305
    Total Shares Voted                11,965,060.541

				William F. Devin

    Affirmative          11,744,610.236
    Withhold                220,450.305
    Total Shares Voted                11,965,060.541

				Dr. Timothy J. Ebner

    Affirmative          11,744,610.236
    Withhold                220,450.305
    Total Shares Voted                11,965,060.541

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative          11,744,610.236
    Withhold                220,450.305
    Total Shares Voted                11,965,060.541

				Dr. Norman Hackerman

    Affirmative          11,744,610.236
    Withhold                220,450.305
    Total Shares Voted                11,965,060.541

				Peter A. Harbeck

    Affirmative          11,744,610.236
    Withhold                220,450.305
    Total Shares Voted                11,965,060.541



				Dr. John Wm.
Lancaster

    Affirmative          11,744,610.236
    Withhold                220,450.305
    Total Shares Voted                11,965,060.541

				Kenneth J. Lavery

    Affirmative          11,744,610.236
    Withhold                220,450.305
    Total Shares Voted                11,965,060.541

				Ben H. Love

    Affirmative          11,744,610.236
    Withhold                220,450.305
    Total Shares Voted                11,965,060.541

				Dr. John E. Maupin,
Jr.

    Affirmative          11,744,610.236
    Withhold                220,450.305
    Total Shares Voted                11,965,060.541

				Dr. F. Robert Paulsen

    Affirmative          11,744,610.236
    Withhold                220,450.305
    Total Shares Voted                11,965,060.541

Variable Product Series I: International Growth I
Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative          55,921,313.870
    Against                 314,749.406
    Abstain               1,872,821.667
    Total Shares Voted                58,108,884.943

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative          53,762,584.375
    Against               2,238,357.332
    Abstain               2,107,943.236
    Total Shares Voted                58,108,884.943

	    5.2 Commodities

    Affirmative          53,416,485.426
    Against               2,485,391.727
    Abstain               2,207,007.790
    Total Shares Voted                58,108,884.943

	    5.3 Concentration

    Affirmative          53,061,608.605
    Against               2,847,165.447
    Abstain               2,200,110.891
    Total Shares Voted                58,108,884.943

	    5.4 Diversification

    Affirmative          54,044,103.267
    Against               1,571,866.059
    Abstain               2,492,915.617
    Total Shares Voted                58,108,884.943



    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative          55,921,313.870
    Against                 314,749.406
    Abstain               1,872,821.667
    Total Shares Voted                58,108,884.943

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative          53,762,584.375
    Against               2,238,357.332
    Abstain               2,107,943.236
    Total Shares Voted                58,108,884.943

	    5.2 Commodities

    Affirmative          53,416,485.426
    Against               2,485,391.727
    Abstain               2,207,007.790
    Total Shares Voted                58,108,884.943

	    5.3 Concentration

    Affirmative          53,061,608.605
    Against               2,847,165.447
    Abstain               2,200,110.891
    Total Shares Voted                58,108,884.943

	    5.4 Diversification

    Affirmative          54,044,103.267
    Against               1,571,866.059
    Abstain               2,492,915.617
    Total Shares Voted                58,108,884.943



	    5.5 Issuance Of Senior Securities

    Affirmative          52,600,143.340
    Against               2,915,507.450
    Abstain               2,593,234.153
    Total Shares Voted                58,108,884.943

	    5.6 Loans

    Affirmative          53,855,379.021
    Against               1,852,757.960
    Abstain               2,400,747.962
    Total Shares Voted                58,108,884.943

	    5.7 Real Estate

    Affirmative          52,307,965.604
    Against               2,830,863.685
    Abstain               2,970,055.654
    Total Shares Voted                58,108,884.943

	    5.8 Underwriting

    Affirmative          51,860,294.138
    Against               3,135,581.238
    Abstain               3,113,009.567
    Total Shares Voted                58,108,884.943

    8. To Elect The Following As Directors:

				Robert P. Condon

    Affirmative          56,624,797.603
    Withhold              1,484,087.340
    Total Shares Voted                58,108,884.943

				Dr. Judith L. Craven

    Affirmative          57,016,666.884
    Withhold              1,092,218.059
    Total Shares Voted                58,108,884.943



				William F. Devin

    Affirmative          56,676,210.852
    Withhold              1,432,674.091
    Total Shares Voted                58,108,884.943

				Dr. Timothy J. Ebner

    Affirmative          56,627,305.566
    Withhold              1,481,579.377
    Total Shares Voted                58,108,884.943

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative          56,967,134.607
    Withhold              1,141,750.336
    Total Shares Voted                58,108,884.943

				Dr. Norman Hackerman

    Affirmative          56,988,452.295
    Withhold              1,120,432.648
    Total Shares Voted                58,108,884.943

				Peter A. Harbeck

    Affirmative          56,676,210.852
    Withhold              1,432,674.091
    Total Shares Voted                58,108,884.943

				Dr. John Wm.
Lancaster

    Affirmative          56,988,452.295
    Withhold              1,120,432.648
    Total Shares Voted                58,108,884.943

				Kenneth J. Lavery

    Affirmative          56,676,210.852
    Withhold              1,432,674.091
    Total Shares Voted                58,108,884.943



				Ben H. Love

    Affirmative          56,647,996.264
    Withhold              1,460,888.679
    Total Shares Voted                58,108,884.943

				Dr. John E. Maupin,
Jr.

    Affirmative          56,676,210.852
    Withhold              1,432,674.091
    Total Shares Voted                58,108,884.943

				Dr. F. Robert Paulsen

    Affirmative          56,647,996.264
    Withhold              1,460,888.679
    Total Shares Voted                58,108,884.943

Variable Product Series I: Opportunities Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative             407,126.901
    Against                        .000
    Abstain                        .000
    Total Shares Voted                   407,126.901

    5. To Approve Amended Fundamental Investment
Restrictions Generally To:
       (A) Delete Restrictions That Are No Longer
Required To Be Fundamental
       Due To Changes In Laws Or Which Otherwise Need
Not Be Fundamental;
       And (B) To Standardize The Language Of Those
Restrictions That Are
       Still Required To Be Fundamental.

	     5.1 Borrowing

    Affirmative             293,530.186
    Against                 113,596.715
    Abstain                        .000
    Total Shares Voted                   407,126.901

	    5.2 Commodities

    Affirmative             407,126.901
    Against                        .000
    Abstain                        .000
    Total Shares Voted                   407,126.901

	    5.3 Concentration

    Affirmative             407,126.901
    Against                        .000
    Abstain                        .000
    Total Shares Voted                   407,126.901

	    5.4 Diversification

    Affirmative             407,126.901
    Against                        .000
    Abstain                        .000
    Total Shares Voted                   407,126.901



	    5.5 Issuance Of Senior Securities

    Affirmative             407,126.901
    Against                        .000
    Abstain                        .000
    Total Shares Voted                   407,126.901

	    5.6 Loans

    Affirmative             293,530.186
    Against                 113,596.715
    Abstain                        .000
    Total Shares Voted                   407,126.901

	    5.7 Real Estate

    Affirmative             407,126.901
    Against                        .000
    Abstain                        .000
    Total Shares Voted                   407,126.901

	    5.8 Underwriting

    Affirmative             407,126.901
    Against                        .000
    Abstain                        .000
    Total Shares Voted                   407,126.901

    8. To Elect The Following As Directors:

				Robert P. Condon

    Affirmative             407,126.901
    Withhold                       .000
    Total Shares Voted                   407,126.901

				Dr. Judith L. Craven

    Affirmative             407,126.901
    Withhold                       .000
    Total Shares Voted                   407,126.901



				William F. Devin

    Affirmative             407,126.901
    Withhold                       .000
    Total Shares Voted                   407,126.901

				Dr. Timothy J. Ebner

    Affirmative             407,126.901
    Withhold                       .000
    Total Shares Voted                   407,126.901

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative             407,126.901
    Withhold                       .000
    Total Shares Voted                   407,126.901

				Dr. Norman Hackerman

    Affirmative             407,126.901
    Withhold                       .000
    Total Shares Voted                   407,126.901

				Peter A. Harbeck

    Affirmative             407,126.901
    Withhold                       .000
    Total Shares Voted                   407,126.901

				Dr. John Wm.
Lancaster

    Affirmative             407,126.901
    Withhold                       .000
    Total Shares Voted                   407,126.901

				Kenneth J. Lavery

    Affirmative             407,126.901
    Withhold                       .000
    Total Shares Voted                   407,126.901



				Ben H. Love

    Affirmative             407,126.901
    Withhold                       .000
    Total Shares Voted                   407,126.901

				Dr. John E. Maupin,
Jr.

    Affirmative             407,126.901
    Withhold                       .000
    Total Shares Voted                   407,126.901

				Dr. F. Robert Paulsen

    Affirmative             407,126.901
    Withhold                       .000
    Total Shares Voted                   407,126.901




Variable Product Series I: Blue Chip Growth Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative           1,921,224.192
    Against                        .000
    Abstain                        .000
    Total Shares Voted                 1,921,224.192

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative           1,731,017.587
    Against                 139,125.538
    Abstain                  51,081.067
    Total Shares Voted                 1,921,224.192

	    5.2 Commodities

    Affirmative           1,778,367.401
    Against                  91,775.724
    Abstain                  51,081.067
    Total Shares Voted                 1,921,224.192

	    5.3 Concentration

    Affirmative           1,778,367.401
    Against                  91,775.724
    Abstain                  51,081.067
    Total Shares Voted                 1,921,224.192

	    5.4 Diversification

    Affirmative           1,739,549.281
    Against                 130,593.844
    Abstain                  51,081.067
    Total Shares Voted                 1,921,224.192




	    5.5 Issuance of Senior Securities

    Affirmative           1,778,367.401
    Against                  91,775.724
    Abstain                  51,081.067
    Total Shares Voted                 1,921,224.192

	    5.6 Loans

    Affirmative           1,731,017.587
    Against                 139,125.538
    Abstain                  51,081.067
    Total Shares Voted                 1,921,224.192

	    5.7 Real Estate

    Affirmative           1,745,811.676
    Against                 124,331.449
    Abstain                  51,081.067
    Total Shares Voted                 1,921,224.192

	    5.8 Underwriting

    Affirmative           1,745,811.676
    Against                 124,331.449
    Abstain                  51,081.067
    Total Shares Voted                 1,921,224.192

    8. To elect the following as Directors:

				Robert P. Condon

    Affirmative           1,921,224.192
    Withhold                       .000
    Total Shares Voted                 1,921,224.192

				Dr. Judith L. Craven

    Affirmative           1,921,224.192
    Withhold                       .000
    Total Shares Voted                 1,921,224.192



				William F. Devin

    Affirmative           1,921,224.192
    Withhold                       .000
    Total Shares Voted                 1,921,224.192

				Dr. Timothy J. Ebner

    Affirmative           1,921,224.192
    Withhold                       .000
    Total Shares Voted                 1,921,224.192

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative           1,921,224.192
    Withhold                       .000
    Total Shares Voted                 1,921,224.192

				Dr. Norman Hackerman

    Affirmative           1,921,224.192
    Withhold                       .000
    Total Shares Voted                 1,921,224.192

				Peter A. Harbeck

    Affirmative           1,921,224.192
    Withhold                       .000
    Total Shares Voted                 1,921,224.192

				Dr. John Wm.
Lancaster

    Affirmative           1,921,224.192
    Withhold                       .000
    Total Shares Voted                 1,921,224.192

				Kenneth J. Lavery

    Affirmative           1,921,224.192
    Withhold                       .000
    Total Shares Voted                 1,921,224.192



				Ben H. Love

    Affirmative           1,921,224.192
    Withhold                       .000
    Total Shares Voted                 1,921,224.192

				Dr. John E. Maupin,
Jr.

    Affirmative           1,921,224.192
    Withhold                       .000
    Total Shares Voted                 1,921,224.192

				Dr. F. Robert Paulsen

    Affirmative           1,921,224.192
    Withhold                       .000
    Total Shares Voted                 1,921,224.192

Variable Product Series I: Core Equity Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative          57,883,213.007
    Against                 426,020.034
    Abstain               2,001,003.192
    Total Shares Voted                60,310,236.233

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative          53,730,163.154
    Against               3,494,655.253
    Abstain               3,085,417.826
    Total Shares Voted                60,310,236.233

	    5.2 Commodities

    Affirmative          53,626,885.570
    Against               3,542,421.136
    Abstain               3,140,929.527
    Total Shares Voted                60,310,236.233

	    5.3 Concentration

    Affirmative          53,823,758.464
    Against               3,295,845.904
    Abstain               3,190,631.865
    Total Shares Voted                60,310,236.233

	    5.4 Diversification

    Affirmative          54,514,427.308
    Against               2,323,745.643
    Abstain               3,472,063.282
    Total Shares Voted                60,310,236.233

	    5.5 Issuance of Senior Securities

    Affirmative          54,092,925.668
    Against               3,104,136.888
    Abstain               3,113,173.677
    Total Shares Voted                60,310,236.233

	    5.6 Loans

    Affirmative          53,943,818.656
    Against               3,280,354.266
    Abstain               3,086,063.311
    Total Shares Voted                60,310,236.233

	    5.7 Real Estate

    Affirmative          53,328,026.060
    Against               3,412,678.671
    Abstain               3,569,531.502
    Total Shares Voted                60,310,236.233

	    5.8 Underwriting

    Affirmative          53,422,912.341
    Against               2,892,417.841
    Abstain               3,994,906.051
    Total Shares Voted                60,310,236.233

    8. To elect the following as Directors:

				Robert P. Condon

    Affirmative          59,503,380.107
    Withhold                806,856.126
    Total Shares Voted                60,310,236.233

				Dr. Judith L. Craven

    Affirmative          59,418,176.100
    Withhold                892,060.133
    Total Shares Voted                60,310,236.233



				William F. Devin

    Affirmative          59,503,380.107
    Withhold                806,856.126
    Total Shares Voted                60,310,236.233

				Dr. Timothy J. Ebner

    Affirmative          59,503,380.107
    Withhold                806,856.126
    Total Shares Voted                60,310,236.233

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative          59,436,249.678
    Withhold                873,986.555
    Total Shares Voted                60,310,236.233

				Dr. Norman Hackerman

    Affirmative          59,503,380.107
    Withhold                806,856.126
    Total Shares Voted                60,310,236.233

				Peter A. Harbeck

    Affirmative          59,498,216.228
    Withhold                812,020.005
    Total Shares Voted                60,310,236.233

				Dr. John Wm.
Lancaster

    Affirmative          59,503,380.107
    Withhold                806,856.126
    Total Shares Voted                60,310,236.233

				Kenneth J. Lavery

    Affirmative          59,436,249.678
    Withhold                873,986.555
    Total Shares Voted                60,310,236.233



				Ben H. Love

    Affirmative          59,503,380.107
    Withhold                806,856.126
    Total Shares Voted                60,310,236.233

				Dr. John E. Maupin,
Jr.

    Affirmative          59,503,380.107
    Withhold                806,856.126
    Total Shares Voted                60,310,236.233

				Dr. F. Robert Paulsen

    Affirmative          59,503,380.107
    Withhold                806,856.126
    Total Shares Voted                60,310,236.233

Variable Product Series I: Large Cap Growth Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative          78,375,798.747
    Against               1,294,672.588
    Abstain               1,547,024.025
    Total Shares Voted                81,217,495.360

    3. To approve the Investment Sub-Advisory
Agreement between VALIC
       and SunAmerica Asset Management Corp. as sub-adviser.

    Affirmative          76,403,406.413
    Against               2,002,775.784
    Abstain               2,811,313.163
    Total Shares Voted                81,217,495.360

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative          75,572,081.446
    Against               2,683,027.483
    Abstain               2,962,386.431
    Total Shares Voted                81,217,495.360

	    5.2 Commodities

    Affirmative          75,344,205.567
    Against               3,003,741.683
    Abstain               2,869,548.110
    Total Shares Voted                81,217,495.360

	    5.3 Concentration

    Affirmative          75,553,513.782
    Against               2,188,452.426
    Abstain               3,475,529.152
    Total Shares Voted                81,217,495.360

	    5.4 Diversification

    Affirmative          77,423,783.962
    Against               1,507,356.742
    Abstain               2,286,354.656
    Total Shares Voted                81,217,495.360

	    5.5 Issuance of Senior Securities

    Affirmative          75,685,175.401
    Against               2,348,809.526
    Abstain               3,183,510.433
    Total Shares Voted                81,217,495.360

	    5.6 Loans

    Affirmative          75,787,297.555
    Against               2,681,339.513
    Abstain               2,748,858.292
    Total Shares Voted                81,217,495.360

	    5.7 Real Estate

    Affirmative          75,946,810.669
    Against               2,328,553.893
    Abstain               2,942,130.798
    Total Shares Voted                81,217,495.360

	    5.8 Underwriting

    Affirmative          75,773,793.798
    Against               2,515,074.520
    Abstain               2,928,627.042
    Total Shares Voted                81,217,495.360

    8. To elect the following as Directors:

				Robert P. Condon

    Affirmative          79,367,480.814
    Withhold              1,850,014.546
    Total Shares Voted                81,217,495.360



				Dr. Judith L. Craven

    Affirmative          79,334,565.409
    Withhold              1,882,929.951
    Total Shares Voted                81,217,495.360

				William F. Devin

    Affirmative          79,636,711.945
    Withhold              1,580,783.415
    Total Shares Voted                81,217,495.360

				Dr. Timothy J. Ebner

    Affirmative          79,636,711.945
    Withhold              1,580,783.415
    Total Shares Voted                81,217,495.360

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative          79,636,711.945
    Withhold              1,580,783.415
    Total Shares Voted                81,217,495.360

				Dr. Norman Hackerman

    Affirmative          79,544,717.609
    Withhold              1,672,777.751
    Total Shares Voted                81,217,495.360

				Peter A. Harbeck

    Affirmative          79,636,711.945
    Withhold              1,580,783.415
    Total Shares Voted                81,217,495.360

				Dr. John Wm.
Lancaster

    Affirmative          79,544,717.609
    Withhold              1,672,777.751
    Total Shares Voted                81,217,495.360

				Kenneth J. Lavery

    Affirmative          79,636,711.945
    Withhold              1,580,783.415
    Total Shares Voted                81,217,495.360

				Ben H. Love

    Affirmative          79,636,711.945
    Withhold              1,580,783.415
    Total Shares Voted                81,217,495.360

				Dr. John E. Maupin,
Jr.

    Affirmative          79,636,711.945
    Withhold              1,580,783.415
    Total Shares Voted                81,217,495.360

				Dr. F. Robert Paulsen

    Affirmative          79,544,717.609
    Withhold              1,672,777.751
    Total Shares Voted                81,217,495.360


Variable Product Series I: Growth & Income Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative          12,909,757.815
    Against                 497,769.508
    Abstain                 832,518.293
    Total Shares Voted                  14,240,045.616

    3. To approve the Investment Sub-Advisory
Agreement between VALIC
       and SunAmerica Asset Management Corp. as sub-adviser.

    Affirmative          12,859,448.750
    Against                 565,815.744
    Abstain                 814,781.122
    Total Shares Voted                14,240,045.616

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative          12,786,565.102
    Against                 752,056.037
    Abstain                 701,424.477
    Total Shares Voted                14,240,045.616

	    5.2 Commodities

    Affirmative          12,861,222.467
    Against                 665,627.641
    Abstain                 713,195.508
    Total Shares Voted                14,240,045.616

	    5.3 Concentration

    Affirmative          12,969,902.949
    Against                 224,778.326
    Abstain               1,045,364.341
    Total Shares Voted                14,240,045.616


	    5.4 Diversification

    Affirmative          13,492,504.496
    Against                 273,797.416
    Abstain                 473,743.704
    Total Shares Voted                14,240,045.616

	    5.5 Issuance of Senior Securities

    Affirmative          13,036,659.210
    Against                 717,549.177
    Abstain                 485,837.229
    Total Shares Voted                14,240,045.616

	    5.6 Loans

    Affirmative          13,372,859.218
    Against                 355,065.907
    Abstain                 512,120.491
    Total Shares Voted                14,240,045.616

	    5.7 Real Estate

    Affirmative          12,860,577.478
    Against                 291,857.081
    Abstain               1,087,611.057
    Total Shares Voted               14,240,045.616

	    5.8 Underwriting

    Affirmative          12,789,145.054
    Against                 312,980.439
    Abstain               1,137,920.123
    Total Shares Voted                14,240,045.616

    6. To approve an arrangement to permit VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

    Affirmative          12,600,647.305
    Against                 613,061.117
    Abstain               1,026,337.194
    Total Shares Voted                14,240,045.616


    8. To elect the following as Directors:

				Robert P. Condon

    Affirmative          13,466,866.221
    Withhold                773,179.395
    Total Shares Voted                14,240,045.616

				Dr. Judith L. Craven

    Affirmative          13,466,866.221
    Withhold                773,179.395
    Total Shares Voted                14,240,045.616

				William F. Devin

    Affirmative          13,466,866.221
    Withhold                773,179.395
    Total Shares Voted                14,240,045.616

				Dr. Timothy J. Ebner

    Affirmative          13,371,569.241
    Withhold                868,476.375
    Total Shares Voted                14,240,045.616

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative          13,371,569.241
    Withhold                868,476.375
    Total Shares Voted                14,240,045.616

				Dr. Norman Hackerman

    Affirmative          13,432,843.103
    Withhold                807,202.513
    Total Shares Voted                14,240,045.616

				Peter A. Harbeck

    Affirmative          13,447,677.828
    Withhold                792,367.788
    Total Shares Voted                14,240,045.616



				Dr. John Wm.
Lancaster

    Affirmative          13,432,843.103
    Withhold                807,202.513
    Total Shares Voted                14,240,045.616

				Kenneth J. Lavery

    Affirmative          13,466,866.221
    Withhold                773,179.395
    Total Shares Voted                14,240,045.616

				Ben H. Love

    Affirmative          13,432,843.103
    Withhold                807,202.513
    Total Shares Voted                14,240,045.616

				Dr. John E. Maupin,
Jr.

    Affirmative          13,472,026.126
    Withhold                768,019.490
    Total Shares Voted                14,240,045.616

				Dr. F. Robert Paulsen

    Affirmative          13,438,003.007
    Withhold                802,042.609
    Total Shares Voted                14,240,045.616

Variable Product Series I: Income & Growth Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative          24,992,860.537
    Against                 865,471.516
    Abstain                 344,649.501
    Total Shares Voted                26,202,981.554

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative          23,027,753.727
    Against               1,571,260.927
    Abstain               1,603,966.900
    Total Shares Voted                26,202,981.554

	    5.2 Commodities

    Affirmative          23,425,997.051
    Against               1,475,341.727
    Abstain               1,301,642.776
    Total Shares Voted                26,202,981.554

	    5.3 Concentration

    Affirmative          23,551,873.823
    Against               1,164,497.559
    Abstain               1,486,610.172
    Total Shares Voted                26,202,981.554

	    5.4 Diversification

    Affirmative          23,879,483.238
    Against                 940,228.027
    Abstain               1,383,270.289
    Total Shares Voted                26,202,981.554

	    5.5 Issuance of Senior Securities

    Affirmative          23,488,660.597
    Against               1,130,967.065
    Abstain               1,583,353.892
    Total Shares Voted                26,202,981.554

	    5.6 Loans

    Affirmative          23,246,801.297
    Against               1,469,570.085
    Abstain               1,486,610.172
    Total Shares Voted                26,202,981.554

	    5.7 Real Estate

    Affirmative          23,175,068.028
    Against               1,492,381.814
    Abstain               1,535,531.712
    Total Shares Voted                26,202,981.554

	    5.8 Underwriting

    Affirmative          23,456,504.304
    Against               1,322,805.464
    Abstain               1,423,671.786
    Total Shares Voted                26,202,981.554

    8. To elect the following as Directors:

				Robert P. Condon

    Affirmative          25,291,336.899
    Withhold                911,644.655
    Total Shares Voted                26,202,981.554

				Dr. Judith L. Craven

    Affirmative          25,291,336.899
    Withhold                911,644.655
    Total Shares Voted                26,202,981.554

				William F. Devin

    Affirmative          25,291,336.899
    Withhold                911,644.655
    Total Shares Voted                26,202,981.554

				Dr. Timothy J. Ebner

    Affirmative          25,291,336.899
    Withhold                911,644.655
    Total Shares Voted                26,202,981.554

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative          25,291,336.899
    Withhold                911,644.655
    Total Shares Voted                26,202,981.554

				Dr. Norman Hackerman

    Affirmative          24,901,063.938
    Withhold              1,301,917.616
    Total Shares Voted                26,202,981.554

				Peter A. Harbeck

    Affirmative          25,291,336.899
    Withhold                911,644.655
    Total Shares Voted                26,202,981.554

				Dr. John Wm.
Lancaster

    Affirmative          24,901,063.938
    Withhold              1,301,917.616
    Total Shares Voted                26,202,981.554

				Kenneth J. Lavery

    Affirmative          25,291,336.899
    Withhold                911,644.655
    Total Shares Voted                26,202,981.554

				Ben H. Love

    Affirmative          25,291,336.899
    Withhold                911,644.655
    Total Shares Voted                26,202,981.554

				Dr. John E. Maupin,
Jr.

    Affirmative          25,291,336.899
    Withhold                911,644.655
    Total Shares Voted                26,202,981.554

				Dr. F. Robert Paulsen

    Affirmative          24,901,063.938
    Withhold              1,301,917.616
    Total Shares Voted                26,202,981.554

Variable Product Series I: Science & Technology Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative         104,288,952.738
    Against               2,692,426.824
    Abstain               2,862,773.688
    Total Shares Voted               109,844,153.250

    5. To Approve Amended Fundamental Investment
Restrictions Generally To:
       (A) Delete Restrictions That Are No Longer
Required To Be Fundamental
       Due To Changes In Laws Or Which Otherwise Need
Not Be Fundamental;
       And (B) To Standardize The Language Of Those
Restrictions That Are
       Still Required To Be Fundamental.

	     5.1 Borrowing

    Affirmative          98,506,623.072
    Against               6,099,364.107
    Abstain               5,238,166.071
    Total Shares Voted               109,844,153.250

	    5.2 Commodities

    Affirmative          97,437,223.314
    Against               7,381,697.445
    Abstain               5,025,232.491
    Total Shares Voted               109,844,153.250

	    5.3 Concentration

    Affirmative          98,578,783.897
    Against               5,223,970.499
    Abstain               6,041,398.854
    Total Shares Voted               109,844,153.250

	    5.4 Diversification

    Affirmative         101,575,232.555
    Against               3,009,461.266
    Abstain               5,259,459.429
    Total Shares Voted               109,844,153.250



	    5.5 Issuance Of Senior Securities

    Affirmative          99,773,577.874
    Against               4,733,040.301
    Abstain               5,337,535.075
    Total Shares Voted               109,844,153.250

	    5.6 Loans

    Affirmative          98,311,433.957
    Against               6,043,764.783
    Abstain               5,488,954.510
    Total Shares Voted               109,844,153.250

	    5.7 Real Estate

    Affirmative          98,562,222.395
    Against               5,175,468.962
    Abstain               6,106,461.893
    Total Shares Voted               109,844,153.250

	    5.8 Underwriting

    Affirmative          97,281,072.022
    Against               6,234,222.041
    Abstain               6,328,859.187
    Total Shares Voted               109,844,153.250

    6. To Approve An Arrangement To Permit Valic To
Terminate, Replace
       Or Add Sub-Advisers Or Modify Sub-Advisory
Agreements Without
       Shareholder Approval.

    Affirmative          99,313,404.748
    Against               7,363,952.980
    Abstain               3,166,795.522
    Total Shares Voted               109,844,153.250

    7. To approve the Investment Sub-Advisory
Agreement between VALIC
       and T. Rowe Price Associates, Inc. as sub-adviser.

    Affirmative         103,048,023.151
    Against               3,869,476.337
    Abstain               2,926,653.762
    Total Shares Voted               109,844,153.250

    8. To elect The Following As Directors:

				Robert P. Condon

    Affirmative         105,643,446.900
    Withhold              4,200,706.350
    Total Shares Voted               109,844,153.250

				Dr. Judith L. Craven

    Affirmative         105,631,617.256
    Withhold              4,212,535.994
    Total Shares Voted               109,844,153.250

				William F. Devin

    Affirmative         105,637,532.078
    Withhold              4,206,621.172
    Total Shares Voted               109,844,153.250

				Dr. Timothy J. Ebner

    Affirmative         105,508,588.966
    Withhold              4,335,564.284
    Total Shares Voted               109,844,153.250

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative         105,735,718.118
    Withhold              4,108,435.132
    Total Shares Voted               109,844,153.250

				Dr. Norman Hackerman

    Affirmative         105,857,563.444
    Withhold              3,986,589.806
    Total Shares Voted               109,844,153.250

				Peter A. Harbeck

    Affirmative         105,616,238.720
    Withhold              4,227,914.530
    Total Shares Voted               109,844,153.250



				Dr. John Wm.
Lancaster

    Affirmative         105,818,525.621
    Withhold              4,025,627.629
    Total Shares Voted               109,844,153.250

				Kenneth J. Lavery

    Affirmative         105,549,992.717
    Withhold              4,294,160.533
    Total Shares Voted               109,844,153.250

				Ben H. Love

    Affirmative         105,508,588.966
    Withhold              4,335,564.284
    Total Shares Voted               109,844,153.250

				Dr. John E. Maupin,
Jr.

    Affirmative         105,667,106.187
    Withhold              4,177,047.063
    Total Shares Voted               109,844,153.250

				Dr. F. Robert Paulsen

    Affirmative         105,540,529.003
    Withhold              4,303,624.247
    Total Shares Voted               109,844,153.250

Variable Product Series I: Health Sciences Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative           3,930,601.136
    Against                        .000
    Abstain                  23,095.028
    Total Shares Voted                 3,953,696.164

    5. To Approve Amended Fundamental Investment
Restrictions Generally To:
       (A) Delete Restrictions That Are No Longer
Required To Be Fundamental
       Due To Changes In Laws Or Which Otherwise Need
Not Be Fundamental;
       And (B) To Standardize The Language Of Those
Restrictions That Are
       Still Required To Be Fundamental.

	     5.1 Borrowing

    Affirmative           3,904,959.180
    Against                  36,045.511
    Abstain                  12,691.473
    Total Shares Voted                 3,953,696.164

	    5.2 Commodities

    Affirmative           3,711,824.308
    Against                 229,180.383
    Abstain                  12,691.473
    Total Shares Voted                 3,953,696.164
	    5.3 Concentration

    Affirmative           3,711,824.308
    Against                 229,180.383
    Abstain                  12,691.473
    Total Shares Voted                 3,953,696.164

	    5.4 Diversification

    Affirmative           3,907,851.455
    Against                  33,153.236
    Abstain                  12,691.473
    Total Shares Voted                 3,953,696.164

	    5.5 Issuance of Senior Securities

    Affirmative           3,712,385.496
    Against                 228,619.195
    Abstain                  12,691.473
    Total Shares Voted                 3,953,696.164

	    5.6 Loans

    Affirmative           3,712,385.496
    Against                 228,619.195
    Abstain                  12,691.473
    Total Shares Voted                 3,953,696.164

	    5.7 Real Estate

    Affirmative           3,670,814.445
    Against                 226,762.959
    Abstain                  56,118.760
    Total Shares Voted                 3,953,696.164

	    5.8 Underwriting

    Affirmative           3,668,958.209
    Against                 228,619.195
    Abstain                  56,118.760
    Total Shares Voted                 3,953,696.164

    8. To Elect The Following As Directors:

				Robert P. Condon

    Affirmative           3,953,696.164
    Withhold                       .000
    Total Shares Voted                 3,953,696.164

				Dr. Judith L. Craven

    Affirmative           3,953,696.164
    Withhold                       .000
    Total Shares Voted                 3,953,696.164



				William F. Devin

    Affirmative           3,953,696.164
    Withhold                       .000
    Total Shares Voted                 3,953,696.164

				Dr. Timothy J. Ebner

    Affirmative           3,953,696.164
    Withhold                       .000
    Total Shares Voted                 3,953,696.164

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative           3,953,696.164
    Withhold                       .000
    Total Shares Voted                 3,953,696.164

				Dr. Norman Hackerman

    Affirmative           3,953,696.164
    Withhold                       .000
    Total Shares Voted                 3,953,696.164

				Peter A. Harbeck

    Affirmative           3,953,696.164
    Withhold                       .000
    Total Shares Voted                 3,953,696.164

				Dr. John Wm.
Lancaster

    Affirmative           3,953,696.164
    Withhold                       .000
    Total Shares Voted                 3,953,696.164

				Kenneth J. Lavery

    Affirmative           3,953,696.164
    Withhold                       .000
    Total Shares Voted                 3,953,696.164



				Ben H. Love

    Affirmative           3,953,696.164
    Withhold                       .000
    Total Shares Voted                 3,953,696.164

				Dr. John E. Maupin,
Jr.

    Affirmative           3,953,696.164
    Withhold                       .000
    Total Shares Voted                 3,953,696.164

				Dr. F. Robert Paulsen

    Affirmative           3,953,696.164
    Withhold                       .000
    Total Shares Voted                 3,953,696.164

 Variable Product Series I: Social Awareness Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative          20,611,426.857
    Against                 508,575.620
    Abstain                 534,490.301
    Total Shares Voted                21,654,492.778

    4. To approve the Investment Sub-Advisory
Agreement between VALIC
       and AIG Global Investment Corp. as sub-
adviser.

    Affirmative          20,748,635.840
    Against                 546,059.355
    Abstain                 359,797.583
    Total Shares Voted                21,654,492.778

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative          20,167,637.941
    Against               1,010,672.569
    Abstain                 476,182.268
    Total Shares Voted                21,654,492.778

	    5.2 Commodities

    Affirmative          20,377,731.964
    Against                 794,562.638
    Abstain                 482,198.176
    Total Shares Voted                21,654,492.778

	    5.3 Concentration

    Affirmative          19,750,226.468
    Against               1,309,616.928
    Abstain                 594,649.382
    Total Shares Voted                21,654,492.778



	    5.4 Diversification

    Affirmative          20,899,727.687
    Against                 468,315.311
    Abstain                 286,449.780
    Total Shares Voted                21,654,492.778

	    5.5 Issuance Of Senior Securities

    Affirmative          20,032,280.007
    Against               1,077,078.940
    Abstain                 545,133.831
    Total Shares Voted                21,654,492.778

	    5.6 Loans

    Affirmative          20,132,699.397
    Against                 991,930.702
    Abstain                 529,862.679
    Total Shares Voted                21,654,492.778

	    5.7 Real Estate

    Affirmative          20,439,510.713
    Against                 840,144.711
    Abstain                 374,837.354
    Total Shares Voted                21,654,492.778

	    5.8 Underwriting

    Affirmative          20,401,101.454
    Against                 845,929.238
    Abstain                 407,462.086
    Total Shares Voted                21,654,492.778

    6. To Approve An Arrangement To Permit Valic To
Terminate, Replace
       Or Add Sub-Advisers Or Modify Sub-Advisory
Agreements Without
       Shareholder Approval.

    Affirmative          18,756,213.336
    Against               2,496,139.121
    Abstain                 402,140.321
    Total Shares Voted                21,654,492.778



    8. To Elect The Following As Directors:

				Robert P. Condon

    Affirmative          21,132,034.293
    Withhold                522,458.485
    Total Shares Voted                21,654,492.778

				Dr. Judith L. Craven

    Affirmative          21,029,069.712
    Withhold                625,423.066
    Total Shares Voted                21,654,492.778

				William F. Devin

    Affirmative          21,132,034.293
    Withhold                522,458.485
    Total Shares Voted                21,654,492.778

				Dr. Timothy J. Ebner

    Affirmative          21,072,337.974
    Withhold                582,154.804
    Total Shares Voted                21,654,492.778

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative          21,072,337.974
    Withhold                582,154.804
    Total Shares Voted                21,654,492.778

				Dr. Norman Hackerman

    Affirmative          21,138,050.202
    Withhold                516,442.576
    Total Shares Voted                21,654,492.778

				Peter A. Harbeck

    Affirmative          21,089,922.936
    Withhold                564,569.842
    Total Shares Voted                21,654,492.778



				Dr. John Wm.
Lancaster

    Affirmative          21,138,050.202
    Withhold                516,442.576
    Total Shares Voted                21,654,492.778

				Kenneth J. Lavery

    Affirmative          21,132,034.293
    Withhold                522,458.485
    Total Shares Voted                21,654,492.778

				Ben H. Love

    Affirmative          21,138,050.202
    Withhold                516,442.576
    Total Shares Voted                21,654,492.778

				Dr. John E. Maupin,
Jr.

    Affirmative          21,138,050.202
    Withhold                516,442.576

    Total Shares Voted                21,654,492.778

				Dr. F. Robert Paulsen

    Affirmative          21,138,050.202
    Withhold                516,442.576
    Total Shares Voted                21,654,492.778


Variable Product Series I: Asset Allocation Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative          13,609,881.066
    Against                        .000
    Abstain                 711,404.164
    Total Shares Voted                14,321,285.230

    4. To approve the Investment Sub-Advisory
Agreement between VALIC
       and AIG Global Investment Corp. as sub-
adviser.

    Affirmative          12,552,206.920
    Against                  94,640.733
    Abstain               1,674,437.577
    Total Shares Voted                14,321,285.230

    5. To Approve Amended Fundamental Investment
Restrictions Generally To:
       (A) Delete Restrictions That Are No Longer
Required To Be Fundamental
       Due To Changes In Laws Or Which Otherwise Need
Not Be Fundamental;
       And (B) To Standardize The Language Of Those
Restrictions That Are
       Still Required To Be Fundamental.

	     5.1 Borrowing

    Affirmative          12,340,384.331
    Against                 161,464.765
    Abstain               1,819,436.134
    Total Shares Voted                14,321,285.230

	    5.2 Commodities

    Affirmative          12,340,384.331
    Against                 161,464.765
    Abstain               1,819,436.134
    Total Shares Voted                14,321,285.230

	    5.3 Concentration

    Affirmative          12,480,107.306
    Against                  21,741.790
    Abstain               1,819,436.134
    Total Shares Voted                14,321,285.230


	    5.4 Diversification

    Affirmative          12,480,107.306
    Against                  21,741.790
    Abstain               1,819,436.134
    Total Shares Voted                14,321,285.230

	    5.5 Issuance Of Senior Securities

    Affirmative          12,480,107.306
    Against                  21,741.790
    Abstain               1,819,436.134
    Total Shares Voted                14,321,285.230

	    5.6 Loans

    Affirmative          12,480,107.306
    Against                  21,741.790
    Abstain               1,819,436.134
    Total Shares Voted                14,321,285.230

	    5.7 Real Estate

    Affirmative          12,480,107.306
    Against                  21,741.790
    Abstain               1,819,436.134
    Total Shares Voted                14,321,285.230

	    5.8 Underwriting

    Affirmative          12,480,107.306
    Against                  21,741.790
    Abstain               1,819,436.134
    Total Shares Voted                14,321,285.230

    6. To Approve An Arrangement To Permit Valic To
Terminate, Replace
       Or Add Sub-Advisers Or Modify Sub-Advisory
Agreements Without
       Shareholder Approval.

    Affirmative          12,340,224.465
    Against                 461,053.845
    Abstain               1,520,006.920
    Total Shares Voted                14,321,285.230



    8. To Elect The Following As Directors:

				Robert P. Condon

    Affirmative          13,769,107.706
    Withhold                552,177.524
    Total Shares Voted                14,321,285.230

				Dr. Judith L. Craven

    Affirmative          13,769,107.706
    Withhold                552,177.524
    Total Shares Voted                14,321,285.230

				William F. Devin

    Affirmative          13,769,107.706
    Withhold                552,177.524
    Total Shares Voted                14,321,285.230

				Dr. Timothy J. Ebner

    Affirmative          13,769,107.706
    Withhold                552,177.524
    Total Shares Voted                14,321,285.230

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative          13,769,107.706
    Withhold                552,177.524
    Total Shares Voted                14,321,285.230

				Dr. Norman Hackerman

    Affirmative          13,629,384.731
    Withhold                691,900.499
    Total Shares Voted                14,321,285.230

				Peter A. Harbeck

    Affirmative          13,769,107.706
    Withhold                552,177.524
    Total Shares Voted                14,321,285.230



				Dr. John Wm.
Lancaster

    Affirmative          13,769,107.706
    Withhold                552,177.524
    Total Shares Voted                14,321,285.230

				Kenneth J. Lavery

    Affirmative          13,769,107.706
    Withhold                552,177.524
    Total Shares Voted                14,321,285.230

				Ben H. Love

    Affirmative          13,769,107.706
    Withhold                552,177.524
    Total Shares Voted                14,321,285.230

				Dr. John E. Maupin,
Jr.

    Affirmative          13,769,107.706
    Withhold                552,177.524
    Total Shares Voted                14,321,285.230

				Dr. F. Robert Paulsen

    Affirmative          13,769,107.706
    Withhold                552,177.524
    Total Shares Voted                14,321,285.230

Variable Product Series I: Capital Conservation Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative           6,690,882.834
    Against                        .000
    Abstain                        .000
    Total Shares Voted                 6,690,882.834

    4. To approve the Investment Sub-Advisory
Agreement between VALIC
       and AIG Global Investment Corp. as sub-
adviser.

    Affirmative           6,690,882.834
    Against                        .000
    Abstain                        .000
    Total Shares Voted                 6,690,882.834

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative           6,507,269.471
    Against                 124,600.058
    Abstain                  59,013.305
    Total Shares Voted                 6,690,882.834
	    5.2 Commodities


    Affirmative           6,507,269.471
    Against                 124,600.058
    Abstain                  59,013.305
    Total Shares Voted                 6,690,882.834

	    5.3 Concentration

    Affirmative           6,507,269.471
    Against                 124,600.058
    Abstain                  59,013.305
    Total Shares Voted                 6,690,882.834



	    5.4 Diversification

    Affirmative           6,507,269.471
    Against                 124,600.058
    Abstain                  59,013.305
    Total Shares Voted                 6,690,882.834

	    5.5 Issuance Of Senior Securities

    Affirmative           6,507,269.471
    Against                 124,600.058
    Abstain                  59,013.305
    Total Shares Voted                 6,690,882.834

	    5.6 Loans

    Affirmative           6,507,269.471
    Against                 124,600.058
    Abstain                  59,013.305
    Total Shares Voted                 6,690,882.834

	    5.7 Real Estate

    Affirmative           6,507,269.471
    Against                 124,600.058
    Abstain                  59,013.305
    Total Shares Voted                 6,690,882.834

	    5.8 Underwriting

    Affirmative           6,507,269.471
    Against                 124,600.058
    Abstain                  59,013.305
    Total Shares Voted                 6,690,882.834

    6. To approve an arrangement to permit VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

    Affirmative           6,690,882.834
    Against                        .000
    Abstain                        .000
    Total Shares Voted                 6,690,882.834



    8. To elect the following as Directors:

				Robert P. Condon

    Affirmative           6,690,882.834
    Withhold                       .000
    TOTAL SHARES VOTED                 6,690,882.834

				Dr. Judith L. Craven

    Affirmative           6,690,882.834
    Withhold                       .000
    TOTAL SHARES VOTED                 6,690,882.834

				William F. Devin

    Affirmative           6,690,882.834
    Withhold                       .000
    TOTAL SHARES VOTED                 6,690,882.834

				Dr. Timothy J. Ebner

    Affirmative           6,690,882.834
    Withhold                       .000
    TOTAL SHARES VOTED                 6,690,882.834

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative           6,690,882.834
    Withhold                       .000
    TOTAL SHARES VOTED                 6,690,882.834

				Dr. Norman Hackerman

    Affirmative           6,690,882.834
    Withhold                       .000
    TOTAL SHARES VOTED                 6,690,882.834

				Peter A. Harbeck

    Affirmative           6,690,882.834
    Withhold                       .000
    TOTAL SHARES VOTED                 6,690,882.834



				Dr. John Wm.
Lancaster

    Affirmative           6,690,882.834
    Withhold                       .000
    Total Shares Voted                 6,690,882.834

				Kenneth J. Lavery

    Affirmative           6,690,882.834
    Withhold                       .000
    Total Shares Voted                 6,690,882.834

				Ben H. Love

    Affirmative           6,690,882.834
    Withhold                       .000
    Total Shares Voted                 6,690,882.834

				Dr. John E. Maupin,
Jr.

    Affirmative           6,690,882.834
    Withhold                       .000
    Total Shares Voted                 6,690,882.834

				Dr. F. Robert Paulsen

    Affirmative           6,690,882.834
    Withhold                       .000
    Total Shares Voted                 6,690,882.834

Variable Product Series I: Government Securities Fund

    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative           9,402,818.171
    Against                 243,197.174
    Abstain                 206,602.208
    Total Shares Voted                 9,852,617.553

    4. To approve the Investment Sub-Advisory
Agreement between VALIC
       and AIG Global Investment Corp. as sub-
adviser.

    Affirmative           9,030,494.617
    Against                 230,559.273
    Abstain                 591,563.663
    Total Shares Voted                 9,852,617.553

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative           8,649,599.269
    Against                 671,786.861
    Abstain                 531,231.423
    Total Shares Voted                 9,852,617.553

	    5.2 Commodities

    Affirmative           8,713,558.037
    Against                 604,531.249
    Abstain                 534,528.267
    Total Shares Voted                 9,852,617.553

	    5.3 Concentration

    Affirmative           8,675,094.861
    Against                 130,005.538
    Abstain               1,047,517.154
    Total Shares Voted                 9,852,617.553



	    5.4 Diversification

    Affirmative           9,245,668.619
    Against                 117,367.637
    Abstain                 489,581.297
    Total Shares Voted                 9,852,617.553

	    5.5 Issuance Of Senior Securities

    Affirmative           8,754,438.900
    Against                 619,367.046
    Abstain                 478,811.607
    Total Shares Voted                 9,852,617.553

	    5.6 Loans

    Affirmative           8,685,315.077
    Against                 615,300.938
    Abstain                 552,001.538
    Total Shares Voted                 9,852,617.553

	    5.7 Real Estate

    Affirmative           8,533,989.948
    Against                 753,218.902
    Abstain                 565,408.703
    Total Shares Voted                 9,852,617.553

	    5.8 Underwriting

    Affirmative           8,442,337.691
    Against                 792,451.343
    Abstain                 617,828.519
    Total Shares Voted                 9,852,617.553

    6. To approve an arrangement to permit VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

    Affirmative           8,718,063.724
    Against                 799,704.399
    Abstain                 334,849.430
    Total Shares Voted                 9,852,617.553



    8. To Elect The Following As Directors:

				Robert P. Condon

    Affirmative           9,449,083.878
    Withhold                403,533.675
    Total Shares Voted                 9,852,617.553

				Dr. Judith L. Craven

    Affirmative           9,474,909.154
    Withhold                377,708.399
    Total Shares Voted                 9,852,617.553

				William F. Devin

    Affirmative           9,474,909.154
    Withhold                377,708.399
    Total Shares Voted                 9,852,617.553

				Dr. Timothy J. Ebner

    Affirmative           9,474,909.154
    Withhold                377,708.399
    Total Shares Voted                 9,852,617.553

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative           9,474,909.154
    Withhold                377,708.399
    Total Shares Voted                 9,852,617.553

				Dr. Norman Hackerman

    Affirmative           9,474,909.154
    Withhold                377,708.399
    Total Shares Voted                 9,852,617.553

				Peter A. Harbeck

    Affirmative           9,469,963.889
    Withhold                382,653.664
    Total Shares Voted                 9,852,617.553



				Dr. John Wm.
Lancaster

    Affirmative           9,474,909.154
    Withhold                377,708.399
    Total Shares Voted                 9,852,617.553

				Kenneth J. Lavery

    Affirmative           9,474,909.154
    Withhold                377,708.399
    Total Shares Voted                 9,852,617.553

				Ben H. Love

    Affirmative           9,474,909.154
    Withhold                377,708.399
    Total Shares Voted                 9,852,617.553

				Dr. John E. Maupin,
Jr.

    Affirmative           9,506,998.433
    Withhold                345,619.120
    Total Shares Voted                 9,852,617.553

				Dr. F. Robert Paulsen

    Affirmative           9,506,998.433
    Withhold                345,619.120
    Total Shares Voted                 9,852,617.553

Variable Product Series I:International Government
Bond Fd


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative           8,773,479.636
    Against                        .000
    Abstain                 315,526.475
    Total Shares Voted                 9,089,006.111

    4. To approve the Investment Sub-Advisory
Agreement between VALIC
       and AIG Global Investment Corp. as sub-
adviser.

    Affirmative           8,711,737.846
    Against                  61,741.790
    Abstain                 315,526.475
    Total Shares Voted                 9,089,006.111

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative           8,856,730.231
    Against                  69,711.570
    Abstain                 162,564.310
    Total Shares Voted                 9,089,006.111

	    5.2 Commodities

    Affirmative           8,837,814.006
    Against                  56,556.632
    Abstain                 194,635.473
    Total Shares Voted                 9,089,006.111

	    5.3 Concentration

    Affirmative           8,886,976.987
    Against                  20,452.568
    Abstain                 181,576.556
    Total Shares Voted                 9,089,006.111

		5.4 Diversification

    Affirmative           8,898,787.625
    Against                  27,654.176
    Abstain                 162,564.310
    Total Shares Voted                 9,089,006.111

	    5.5 Issuance Of Senior Securities

    Affirmative           8,837,717.984
    Against                  76,913.179
    Abstain                 174,374.948
    Total Shares Voted                 9,089,006.111

	    5.6 Loans

    Affirmative           8,905,989.233
    Against                  20,452.568
    Abstain                 162,564.310
    Total Shares Voted                 9,089,006.111

	    5.7 Real Estate

    Affirmative           8,708,569.138
    Against                  56,556.632
    Abstain                 323,880.341
    Total Shares Voted                 9,089,006.111

	    5.8 Underwriting

    Affirmative           8,688,212.591
    Against                  69,711.570
    Abstain                 331,081.950
    Total Shares Voted                 9,089,006.111

    6. To approve an arrangement to permit VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

    Affirmative           8,692,725.599
    Against                  61,741.790
    Abstain                 334,538.722
    Total Shares Voted                 9,089,006.111



    8. To Elect The Following As Directors:

				Robert P. Condon

    Affirmative           8,813,136.494
    Withhold                275,869.617
    Total Shares Voted                 9,089,006.111

				Dr. Judith L. Craven

    Affirmative           8,815,441.008
    Withhold                273,565.103
    Total Shares Voted                 9,089,006.111

				William F. Devin

    Affirmative           8,851,641.094
    Withhold                237,365.017
    Total Shares Voted                 9,089,006.111

				Dr. Timothy J. Ebner

    Affirmative           8,851,641.094
    Withhold                237,365.017
    Total Shares Voted                 9,089,006.111

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative           8,815,441.008
    Withhold                273,565.103
    Total Shares Voted                 9,089,006.111

				Dr. Norman Hackerman

    Affirmative           8,851,641.094
    Withhold                237,365.017
    Total Shares Voted                 9,089,006.111

				Peter A. Harbeck

    Affirmative           8,843,287.228
    Withhold                245,718.883
    Total Shares Voted                 9,089,006.111



				Dr. John Wm.
Lancaster

    Affirmative           8,851,641.094
    Withhold                237,365.017
    Total Shares Voted                 9,089,006.111

				Kenneth J. Lavery

    Affirmative           8,815,441.008
    Withhold                273,565.103
    Total Shares Voted                 9,089,006.111

				Ben H. Love

    Affirmative           8,851,641.094
    Withhold                237,365.017
    Total Shares Voted                 9,089,006.111

				Dr. John E. Maupin,
Jr.

    Affirmative           8,851,641.094
    Withhold                237,365.017
    Total Shares Voted                 9,089,006.111

				Dr. F. Robert Paulsen

    Affirmative           8,851,641.094
    Withhold                237,365.017
    Total Shares Voted                 9,089,006.111

Variable Product Series I: Money Market I Fund


    1. To approve the investment advisory agreement between VALIC and
       NAFV I with respect to the Funds.

    Affirmative         476,331,086.227
    Against                 294,804.142
    Abstain               9,449,248.567
    Total Shares Voted               486,075,138.936

    3. To approve the Investment Sub-Advisory
Agreement between VALIC
       and SunAmerica Asset Management Corp. as sub-adviser.

    Affirmative         467,311,113.867
    Against               8,994,112.347
    Abstain               9,769,912.722
    Total Shares Voted               486,075,138.936

    5. To approve amended fundamental investment restrictions generally to:
       (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental;
       and (b) to standardize the language of those restrictions that are still required to be fundamental.

	     5.1 Borrowing

    Affirmative         459,542,766.113
    Against              20,325,969.824
    Abstain               6,206,402.999
    Total Shares Voted               486,075,138.936

	    5.2 Commodities

    Affirmative         457,055,032.910
    Against              20,750,074.029
    Abstain               8,270,031.997
    Total Shares Voted               486,075,138.936

	    5.3 Concentration

    Affirmative         466,824,945.633
    Against               2,022,252.977
    Abstain              17,227,940.326
    Total Shares Voted               486,075,138.936



	    5.4 Diversification

    Affirmative         478,524,015.287
    Against               1,474,020.712
    Abstain               6,077,102.937
    Total Shares Voted               486,075,138.936

	    5.5 Issuance Of Senior Securities

    Affirmative         468,474,814.430
    Against              10,344,004.999
    Abstain               7,256,319.507
    Total Shares Voted               486,075,138.936

	    5.6 Loans

    Affirmative         459,077,285.888
    Against              20,724,214.016
    Abstain               6,273,639.032
    Total Shares Voted               486,075,138.936

	    5.7 Real Estate

    Affirmative         467,854,174.130
    Against               7,732,143.737
    Abstain              10,488,821.069
    Total Shares Voted               486,075,138.936

	    5.8 Underwriting

    Affirmative         470,393,627.358
    Against               4,292,762.074
    Abstain              11,388,749.504
    Total Shares Voted               486,075,138.936

    6. To approve an arrangement to permit VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

    Affirmative         450,983,101.975
    Against              24,691,139.934
    Abstain              10,400,897.027
    Total Shares Voted               486,075,138.936



    8. To Elect The Following As Directors:

				Robert P. Condon

    Affirmative         485,630,346.722
    Withhold                444,792.214
    Total Shares Voted               486,075,138.936

				Dr. Judith L. Craven

    Affirmative         484,564,914.207
    Withhold              1,510,224.729
    Total Shares Voted               486,075,138.936

				William F. Devin

    Affirmative         485,630,346.722
    Withhold                444,792.214
    Total Shares Voted               486,075,138.936

				Dr. Timothy J. Ebner

    Affirmative         485,630,346.722
    Withhold                444,792.214
    Total Shares Voted               486,075,138.936

				Judge Gustavo E.
Gonzales, Jr.

    Affirmative         484,564,914.207
    Withhold              1,510,224.729
    Total Shares Voted               486,075,138.936

				Dr. Norman Hackerman

    Affirmative         485,609,658.712
    Withhold                465,480.224
    Total Shares Voted               486,075,138.936

				Peter A. Harbeck

    Affirmative         485,609,658.712
    Withhold                465,480.224
    Total Shares Voted               486,075,138.936



				Dr. John Wm.
Lancaster

    Affirmative         484,544,226.197
    Withhold              1,530,912.739
    Total Shares Voted               486,075,138.936

				Kenneth J. Lavery

    Affirmative         484,544,226.197
    Withhold              1,530,912.739
    Total Shares Voted               486,075,138.936

				Ben H. Love

    Affirmative         485,609,658.712
    Withhold                465,480.224
    Total Shares Voted               486,075,138.936

				Dr. John E. Maupin,
Jr.

    Affirmative         485,630,346.722
    Withhold                444,792.214
    Total Shares Voted               486,075,138.936

				Dr. F. Robert Paulsen

    Affirmative         485,630,346.722
    Withhold                444,792.214
    Total Shares Voted               486,075,138.936